UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 14, 2012

LIBERATOR MEDICAL HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

NEVADA	000-05663	87-0267292
(State or other jurisdiction	(Commission	(IRS Employer
Of incorporation)	File Number)	Identification Number)

2979 SE Gran Park Way, Stuart, Florida 34997

(Address of Principal Executive Offices)

(772) 287-2414

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02.   RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On August 15, 2012, Liberator Medical Holdings, Inc. (the “Company”) issued a press release regarding financial results for the quarter ended June 30, 2012. A copy of this press release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this report under Item 2.02 is being furnished pursuant to Item 2.02 of Form 8-K, insofar as it discloses historical information regarding the Company’s results of operations and financial condition as of, and for the quarter ended June 30, 2012. In accordance with General Instructions B.2. of Form 8-K, the information in this Current Report on Form 8-K under Item 2.02, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

ITEM 7.01   REGULATION FD DISCLOSURE

On August 14, 2012, the Company posted materials under the caption “Company Overview” on its website at http://www.liberatormedical.com/investor-relations.html. The Company Overview is filed as Exhibit 99.2 to this Report on Form 8-K.

The information under this caption, “Item 7.01 – Regulation FD Disclosure,” including information in any related exhibits, is being furnished to the Securities and Exchange Commission and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that Section. This information shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

Exhibit No.	Description

99.1	Press release issued by Liberator Medical Holdings, Inc., on August 15, 2012.
99.2	Company Overview materials posted on August 14, 2012.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

LIBERATOR MEDICAL HOLDINGS, INC.
Registrant

Dated: August 15, 2012	/s/ Mark A. Libratore
Mark A. Libratore, President

3